UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K

___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2010

___________________
EAGLE BANCORP MONTANA, INC.
(Exact name of Registrant as Specified in its Charter)

___________________

Delaware	333-163790	27-1449820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Prospect Avenue Helena, Montana	59601
(Address of Principal Executive Offices)	(Zip Code)

(406) 442-3080
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On March 30, 2010, Eagle Bancorp announced that Eagle Bancorp Montana, Inc., the proposed holding company for American Federal Savings Bank, announced the results of its stock offering.  Eagle Bancorp also announced that its stockholders and American Federal Savings Bank’s customers each approved the Amended and Restated Plan of Conversion and Reorganization. A copy of the press release dated March 30, 2010 is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Eagle Bancorp press release issued March 30, 2010.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Eagle Bancorp Montana, Inc.

By: /s/ Clint J. Morrison Clint J. Morrison Senior Vice President & CFO

Date:  March 30, 2010

Index to Exhibits

Exhibit No.	Description
99.1	Eagle Bancorp press release issued March 30, 2010.